EXHIBIT 24

                  JOINT FILING AGREEMENT AND POWER OF ATTORNEY

                                FEBRUARY 26, 2008

         Pursuant to and in accordance with the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, each party hereto hereby agrees to the joint filing, on behalf of each of them, of any filing required by such party under Section 13 or Section 16 of the Exchange Act or any rule or regulation thereunder (including any amendment, supplement, and/or exhibit thereto) with the Securities and Exchange Commission (and, if such security is registered on a national securities exchange, also with the exchange), and further agrees to the filing, furnishing, and/or incorporation by reference of this Joint Filing Agreement and Power of Attorney as an exhibit thereto. This Joint Filing Agreement and Power of Attorney shall remain in full force and effect until revoked by any party hereto in a signed writing provided to each other party hereto, and then only with respect to such revoking party.

         Know all men by these presents, that each party hereto hereby constitutes and appoints each of Michael Colvin and Andrei Dorenbaum, and each of them, as the true and lawful attorneys-in-fact and agents, or attorney-in-fact and agent, of such party with full power and authority and full power of substitution and resubstitution, for, in the name of, and on behalf of such party, place and stead, in any and all capacities, (i) to execute any and all filings required by such party under Section 13 or Section 16 of the Exchange Act or any rule or regulation thereunder (including any amendment, supplement, and/or exhibit thereto), for, in the name of, and on behalf of such party, (ii) to do and perform any and all acts for, in the name of, and on behalf of such party which said attorneys-in-fact, or any of them, determine may be necessary or appropriate to complete and execute any and all such filings, amendments, supplements, and/or exhibits, and any and all other document(s) in connection therewith, (iii) to file such filings, amendments, supplements, exhibits, and/or documents with the Securities and Exchange Commission (and, if such security is registered on a national securities exchange, also with the exchange), and (iv) to perform any and all other acts that said attorneys-in-fact or agents, or any of them, determine may be necessary or appropriate in connection with the foregoing that may be in the best interest of or legally required by such party, granting unto said attorneys-in-fact and agents, or any of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as such party might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof. Each party hereto hereby acknowledges that the foregoing attorneys-in-fact and agents, or any of them, in serving in such capacity at the request of such undersigned party, are not assuming any of the responsibilities of the undersigned to comply with
Section 16 or Section 13(d) of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

                   REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.
                          SIGNATURE PAGE(S) TO FOLLOW.



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         IN WITNESS WHEREOF, each party hereto, being duly authorized, has caused this Joint Filing Agreement and Power of Attorney to be executed and effective as of the date first written above.

                            JAMES D. DONDERO

                            /s/James Dondero


                            HIGHLAND CAPITAL MANAGEMENT, L.P.

                            BY:  STRAND ADVISORS, INC.,
                            ITS GENERAL PARTNER

                            By: /s/James Dondero
                            Name:  James Dondero
                            Title:     President


                            STRAND ADVISORS, INC.


                            By: /s/James Dondero
                            Name:  James Dondero
                            Title:     President


                            HIGHLAND CRUSADER OFFSHORE PARTNERS, L.P.

                            BY:  HIGHLAND CRUSADER FUND GP, L.P.,
                            ITS GENERAL PARTNER

                            BY:  HIGHLAND CRUSADER GP, LLC,
                            ITS GENERAL PARTNER

                            BY:  HIGHLAND CAPITAL MANAGEMENT, L.P.,
                            ITS SOLE MEMBER

                            BY:  STRAND ADVISORS, INC.,
                            ITS GENERAL PARTNER

                            By: /s/James Dondero
                            Name:  James Dondero
                            Title:     President


                            HIGHLAND CDO OPPORTUNITY MASTER FUND, L.P.

                            BY:  HIGHLAND CDO OPPORTUNITY FUND GP, L.P.,
                            ITS GENERAL PARTNER

                            BY:  HIGHLAND CDO OPPORTUNITY FUND GP, LLC,
                            ITS GENERAL PARTNER

                            BY:  HIGHLAND CAPITAL MANAGEMENT, L.P.,
                            ITS SOLE MEMBER

                            BY:  STRAND ADVISORS, INC.,
                            ITS GENERAL PARTNER

                            By: /s/James Dondero
                            Name:  James Dondero
                            Title:     President


                            HIGHLAND CREDIT STRATEGIES MASTER FUND, L.P.

                            BY:  HIGHLAND GENERAL PARTNER, L.P.,
                            ITS GENERAL PARTNER

                            BY:  HIGHLAND GP HOLDINGS LLC,
                            ITS GENERAL PARTNER

                            BY:  HIGHLAND CAPITAL MANAGEMENT, L.P.,
                            ITS SOLE MEMBER

                            BY:  STRAND ADVISORS, INC.,
                            ITS GENERAL PARTNER

                            By: /s/James Dondero
                            Name:  James Dondero
                            Title:     President


                            HIGHLAND CREDIT OPPORTUNITIES CDO, LTD.

                            BY:  HIGHLAND CAPITAL MANAGEMENT, L.P.,
                            AS COLLATERAL MANAGER

                            BY:  STRAND ADVISORS, INC.,
                            ITS GENERAL PARTNER

                            By: /s/James Dondero
                            Name:  James Dondero
                            Title:     President


                            HIGHLAND SPECIAL OPPORTUNITIES
                            HOLDING COMPANY

                            BY:  HIGHLAND CAPITAL MANAGEMENT, L.P.,
                            AS INVESTMENT ADVISOR

                            BY:  STRAND ADVISORS, INC.,
                            ITS GENERAL PARTNER]

                            By: /s/James Dondero
                            Name:  James Dondero
                            Title:     President

                            HIGHLAND CREDIT OPPORTUNITIES CDO, L.P

                            BY: HIGHLAND CREDIT OPPORTUNITIES CDO GP, L.P., ITS GENERAL PARTNER

                            BY: HIGHLAND CREDIT OPPORTUNITIES CDO GP, LLC, ITS GENERAL PARTNER

                            BY:  HIGHLAND CAPITAL MANAGEMENT, L.P.,
                            ITS SOLE MEMBER

                            BY:  STRAND ADVISORS, INC.,
                            ITS GENERAL PARTNER

                            By: /s/James Dondero
                            Name:  James Dondero
                            Title:     President


                            HIGHLAND CREDIT STRATEGIES FUND

                            By: /s/James Dondero
                            Name:  James Dondero
                            Title:     President


                            RESTORATION OPPORTUNITIES FUND

                            By: /s/James Dondero
                            Name:  James Dondero
                            Title:     President


                            HIGHLAND CAPITAL MANAGEMENT SERVICES, INC.

                            By: /s/James Dondero
                            Name:  James Dondero
                            Title:     President